Operations	12 Months Ended
Dec. 31, 2021
Operations
Operations

    1       Operations

Zenvia Inc. (“Company” or “Zenvia”) was incorporated in November 2020, as a Cayman Islands exempted company with limited liability duly registered with the Registrar of Companies of the Cayman Islands. These consolidated financial statements comprise the Company and it subsidiaries (together referred to as “the Group”). Before the corporate reorganization, described in 1.a. Zenvia Mobile Serviços Digitais S.A. (“Zenvia Brazil”), an operating company, was the ultimate holding of the Group and it consolidated the results of all subsidiaries until that date. The Group is primarily involved in the development of a cloud-based platform that enables organizations to integrate several communication capabilities (including short message service, or SMS, WhatsApp, Voice, WebChat and Facebook Messenger) into their software applications.

  Corporate Reorganization

On May 7, 2021, Zenvia Mobile Serviços Digitais S.A. (Zenvia Brazil) became a wholly owned subsidiary of Zenvia Inc., a holding company created in connection with the initial public offering of the Group. At the time of the reorganization, the Company´s current shareholders have contributed all of their shares in Zenvia Brazil to Zenvia Inc. at a ratio of one-to-five. In return for this contribution, the Company issued in aggregate 23,708,300 new Class B common shares to Bobsin LLC, Oria Zenvia Co-investment Holdings, LP, Oria Zenvia Co-investment Holdings II, LP, Oria Tech Zenvia Co-investment – Fundo de Investimento em Participações Multiestratégia and Oria Tech I Inovação Fundo de Investimento em Participações Multiestratégia and in aggregate 199,710 new Class A common shares to Spectra I Fundo de Investimento em Participações Multiestratégia Investimento No Exterior and Spectra II Fundo de Investimento em Participações Multiestratégia Investimento No Exterior, in each case, at the above ratio of one-to-five. This corporate reorganization kept the same percentage of ownership of the former shareholders of Zenvia Brazil in Zenvia Inc.

The Company accounted for the restructuring as a business combination of entities under common control, and the pre-combination carrying amounts of Zenvia Brazil are included in the Zenvia’s consolidated financial statements with no fair value uplift. Thus, these consolidated financial statements reflect:

(i) The historical operating results and financial position of Zenvia Brazil prior the restructuring; (ii) The consolidated results of the Company following the restructuring;
(iii) The assets and liabilities of Zenvia Brazil and its then subsidiaries at their historical cost;
(iv) The number of ordinary shares issued by Zenvia, as a result of the restructuring is reflected retroactively to January 1, 2019, for purposes of calculating earnings per share;
(v) Zenvia Brazil shares were contributed in Zenvia at its book value as at May 7, 2021;
(vi) As the remaining equity reserves of Zenvia Brazil are no longer applicable to Zenvia Inc., they were added to the initial capital reserve balance.

  Business combination – Sensedata Tecnologia Ltda (Sensedata)

On November 1, 2021, Zenvia Brazil acquired all the shares of Sensedata Tecnologia Ltda, referred as “SenseData” which is a SaaS company that enables businesses to create communication actions and specific 360º customer journeys, supported by a customized proprietary scorecard called SenseScore.

Under the terms of the acquisition agreement the total consideration transferred and expect to be transferred are as follows: (i) R$ 30,112 in cash up front and; (ii)  an earn-out cash structure based on the achievement of gross profit milestones until November 2023, which are currently estimated at R$ 35,018; (iii) an estimate of the range of outcomes considering the achievement varying from -50% to + 50% is R$ 35,018 and R$ 100,349 respectively; (iv) SenseData former controlling shareholders will also receive 91,728 Zenvia’s Class A common shares, subject to lock-up provisions, equivalent to an amount corresponding to R$6,793.

The Goodwill arising from the acquisition has been recognized as follows:

SenseData
November 1, 2021

Consideration transferred	71,923
Other net assets, including PPE and cash	2,120
Intangible assets –– Customer portfolio (a)	720
Intangible assets –– Digital platform (b)	48,271
Total net assets acquired at fair value	51,111
Goodwill	20,812

(a) The fair value of R$ 720 represents customer portfolio and was calculated based on discounted future cash flows associated to the portfolio estimated at the acquisition date.

(b) The fair value of R$ 48,271 represents the digital platform acquired, measured based on discounted future cash flows associated to the asset at the acquisition date.

The goodwill of R$ 20,812 comprises the skills and technical talent of the workforce and the value of future economic benefits arising from the synergies from the acquisition and in line with the strategy of the Company. At the time of the acquisition, future tax deductibility is probable as certain actions are necessary to integrate the businesses from a tax perspective.

Valuation techniques are summarized below:

Assets acquired	Valuation technique
Intangible assets – Allocation of the customer portfolio and digital platform

The MPEEM methodology (Multi Period Excess Earnings Method) is mostly used to measure the value of primary assets or most important assets of a company. According to that method, in determining fair values, the cash flows attributable to all other assets are subtracted through a contributory asset charge (CAC). The MPEEM method assumes that the fair value of an intangible asset is the same as the present value of the cash flows attributable to that asset, less the contribution of other assets, both tangible and intangible ones.

Since the acquisition, Sensedata has generated revenues of R$ 2,083 and losses of R$ 252 included in the consolidated financial statements.

See the disclosure about the effect of revenue and loss for the year combined of all business combinations that occurred during the year in note 1. “c”.

  Business combination – Direct One (D1)

On July 31, 2021, Zenvia Brazil completed the purchase agreement for the direct and indirect acquisition of 100% of the share capital of One To One Engine Desenvolvimento e Licenciamento de Sistemas de Informática S.A. – Direct One, or “D1”, including its wholly owned subsidiary Smarkio Tecnologia Ltda. (“Smarkio”). D1 is a platform that connects different data sources to enable a single customer view layer, allowing the creation of multichannel communications, generation of variable documents, authenticated message delivery and contextualized conversational experiences.

Under the terms of this acquisition agreement and as part of the consideration, (i) Zenvia Brazil contributed R$21 million in cash into D1 on May 31, 2021 and (ii) on the closing date, July 31, 2021, (1) Zenvia Brazil contributed further R$19 million in cash into D1; (2) Zenvia Brazil paid to D1 shareholders an amount corresponding to R$319 million, which was based on a valuation of 13 (thirteen) times D1’s and Smarkio’s combined gross profit for the last twelve months (LTM) ended March 31, 2021 minus D1 net debt as of the same date and adjusted by working capital; and (3) Zenvia Brazil issued 1,942,750 of Class A common shares of Zenvia to certain D1 shareholders, equivalent to an amount corresponding to R$133 million, which was calculated based on the valuation of 13 (thirteen) times D1’s and Smarkio’s combined gross profit for the last twelve months (LTM) ended March 31, 2021 (historical results) minus D1 net debt as of the same date and adjusted by working capital, divided by 13 (thirteen) times Zenvia Brazil’s consolidated gross profit for the last twelve months (LTM) (after giving effect to the D1 Acquisition and the Sirena Acquisition) ended March 31, 2021 minus Zenvia Brazil’s consolidated net debt (after giving effect to the D1 Acquisition and the Sirena Acquisition) as of the same date.

Additionally, as further consideration for the D1 Acquisition, Zenvia Brazil also agreed to pay amounts to certain D1 shareholders which are currently estimated to be (i) R$57 million in the second quarter of 2022; and (ii) R$168 million in the second quarter of 2023, based on a certain multiple times D1’s gross profit for the last twelve months (LTM) ending on March 31, 2022 and March 31, 2023, respectively, such multiple to be calculated on the achievement of certain gross profit milestones for the relevant periods. As of December 31, the amounts to be paid on the first quarter of 2022 (R$ 124 million) and first quarter of 2023 (R$ 40 million) were the fair value on the earn-out future payments.

As a guarantee of payment of such amounts, Zenvia Brazil agreed to pledge a certain number of shares corresponding to 50% + 1 share of D1’s total equity stake as collateral in favor of the aforementioned D1 shareholders. This guarantee came into effective as of the date of consummation of the D1 Acquisition and will be released upon payment of the last installment due to such D1 shareholders.

On February 15, 2022, the Company announced that will accelerate D1 integration, streamlining platform and team integrations. The new agreement provides that Zenvia Brasil will pay certain former shareholders of D1 a total amount of R$164 million in three fixed installments, with the last installment due on March 31, 2023. Fixed Installments replace previously agreed earn-out installments payable in the Original Agreement.

The Company also become indirect holder of 100% of the share capital of Smarkio Tecnologia Ltda., or “Smarkio”, a wholly owned subsidiary of D1 and a cloud-based company that combines an automated marketing platform through chatbots with a platform for creating, integrating and processing conversational interfaces that can be used by developers and business users. Smarkio was acquired by D1 in December 2020 and D1 started consolidating Smarkio in its financial statements as of December 1, 2020.

Goodwill arising from the acquisition has been recognized as follows:

D1
July 31, 2021

Consideration transferred	716,428
Cash and cash equivalents	59,447
Trade and other receivables (d)	16,516
Intangible assets and goodwill (c)	53,271
Loans and borrowings	(63,430)
Other net liabilities	(17,327)
Intangible assets –– Customer portfolio (a)	1,482
Intangible assets –– Digital platform (b)	58,489
Total net assets acquired at fair value	108,448
Goodwill	607,980

(a) The fair value of R$ 1,482 represents customer portfolio and was calculated based on discounted future cash flows associated to the portfolio estimated at the acquisition date.

(b) The fair value of R$ 58,489 represents the digital platform acquired, measured based on discounted future cash flows associated to the asset at the acquisition date.

(c) This amount refers to the intangible and goodwill from Smarkio which was acquired by D1 in November 2020 and merged into that entity in November 2021. The intangible assets related to Smarkio´s acquisition refer to goodwill (R$ 21,726), platform (R$ 22,037), customer portfolio (R$ 3,491), non-compete (R$ 2,628) where management evaluated the expectation of a possible loss with the recoverability of the amount of the fine imposed in the case of competition and others.

(d) Gross contractual amount of trade and other receivables amounted to R$ 16,998 of which R$ 482 are not expected to be collected.

The goodwill of R$ 607,980 comprises the skills and technical talent of the workforce and the value of future economic benefits arising from the synergies from the acquisition and in line with the strategy of the Company. At the time of the acquisition, future tax deductibility is probable as certain actions are necessary to integrate the businesses from a tax perspective.

Valuation techniques are summarized below:

Assets acquired	Valuation technique
Intangible assets – Allocation of the customer portfolio and digital platform

The MPEEM methodology (Multi Period Excess Earnings Method) is mostly used to measure the value of primary assets or most important assets of a company. According to that method, in determining fair values, the cash flows attributable to all other assets are subtracted through a contributory asset charge (CAC). The MPEEM method assumes that the fair value of an intangible asset is the same as the present value of the cash flows attributable to that asset, less the contribution of other assets, both tangible and intangible ones.

Since the acquisition, D1 has generated revenues of R$ 39,396 and losses of R$ 7,908 included in the consolidated financial statements.

If the acquisition of Sensedata and D1 had occurred on January 1st, 2021, management estimates that consolidated revenue would have been R$ 669,569, and consolidated loss for the year would have been R$ 60,817. In determining these amounts, management has assumed that the fair value adjustments, that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1st, 2021.

  Business combination – Rodati Motors Corporation (Sirena)

On July 24, 2020, the Zenvia Brasil entered into a share purchase and sale agreement to purchase 100% of the shares of Rodati Motors Corporation (also referred to as “Sirena”), a startup founded in 2014 that offers communication solutions for sales teams via WhatsApp. The consideration transferred consisted of an upfront cash payment of US$ 10,923 thousand (R$ 56,961) on July 24, 2020, the acquisition (closing) date.

Following the acquisition, the former sharesholders will be subject to additional deferred payments of US$ 13,584 thousand (R$ 70,835), due in 3 installments payable in 6, 12 and 24 months after the acquisition date. On January 24, 2021, the Company settled the equivalent to US$ 392 thousand (R$ 2,135) from the deferred consideration. The deferred payments bear interests of 10% p.a. plus 0.75% for each month since the closing date, fully payable on the second installment.  In case of a liquidity event (defined in the contract as a strategic sale of the Company or an Initial Public Offering) within the period until the full settlement of the deferred consideration payable, part of the payment will be made in a variable number of the Company’s own shares, depending on the valuation of such shares associated with the liquidity events, limited to the cash amounts defined in the contract. The total consideration transferred and to be transferred is equivalent to US$ 24,507 thousand (R$ 127,796). As of December 31, 2021, the additional deferred payments to be paid in 2022 amounted to US$ 4,678 thousand (R$ 26,106), an estimate of the range of outcomes considering the achievement of certain metrics amounts to a minimum contractual payment of US$ 4,678 thousand (R$ 26,106) to a maximum payment of US$ 9,410 thousand (R$ 52,515).

On August 31,2021 Zenvia Brasil delivered 89,131 of our Class A common shares to certain Sirena shareholders, equivalent to an amount corresponding to US$ 859 thousand (R$ 4,467). Also, in addition to transferred Class A common shares, certain of the former shareholders that remained working at the Company were subject to additional compensation of up to US$ 1,298 thousand (R$ 6,703) paid in August 2021 and US$ 2,125 thousand (R$ 11,858) to be paid in 2022, calculated based on certain goals of contribution margins (as defined in the agreement) generated by Sirena solutions and subject to their continued employment with the Company. As of December 31, 2021, a provision was recorded in the amount of R$ 19,062 related to the estimated compensation payable to these individuals.

The goodwill is attributable mainly to future results and synergies expected to be achieved from business integration. The Company is analyzing tax strategies to enable the future tax deductibility of goodwill. At the time of the acquisition, future tax deductibility is not probable as certain actions are necessary to integrate the businesses from a tax perspective, which are subject to substantive uncertainties associated to applicable tax laws.

Goodwill arising from the acquisition has been recognized as follows, based purchase price allocation:

Rodati Motors Corporation
July 24, 2020

Consideration transferred	127,796
Other net assets, including PPE and cash	1,519
Intangible assets –– Customer portfolio (a)	1,975
Intangible assets –– Digital platform (b)	54,521
Deferred tax liabilities, net	(14,835)
Total net assets acquired at fair value	43,180
Goodwill	84,616

(a)  The fair value of R$ 1,975 represents customer portfolio and was calculated based on discounted future cash flows associated to the portfolio estimated at the acquisition date.

(b) The fair value of R$ 54,521 represents the digital platform acquired, measured based on discounted future cash flows associated to the asset at the acquisition date.

Valuation techniques are summarized below:

Assets acquired	Valuation technique
Intangible assets – Allocation of the customer portfolio and digital platform

The MPEEM methodology (Multi Period Excess Earnings Method) is mostly used to measure the value of primary assets or most important assets of a company. According to that method, in determining fair values, the cash flows attributable to all other assets are subtracted through a contributory asset charge (CAC). The MPEEM method assumes that the fair value of an intangible asset is the same as the present value of the cash flows attributable to that asset, less the contribution of other assets, both tangible and intangible ones.

  Business combination – Acquisition of Total Voice Comunicação S.A. (“Total Voice”)

On March 1, 2019, Zenvia Brazil acquired all the shares of Total Voice, a company that operates in the telephony API (Application Programming Interface) business. The Total Voice Communication API allows developers to add voice and text communication directly into their application. The value of the acquisition of Total Voice was R$2,002, paid in cash to former shareholders who left Total Voice on the acquisition date and R$13, paid to former shareholders who remained as employees of the Company, totaling R$2,015.

After the acquisition, the former shareholders who remained in the company were subject to an additional remuneration of R$13,667 paid in 2021 and up to R$1,301 to be paid in 2022, based on certain conditions, including the continuation of the employment relationship with the Company. As of December 31, 2021, a provision in the amount of R$1,301 (R$ 13,112 and R$5,230 as of December 31, 2020 and 2019 respectively) was recorded for the estimated remuneration of these individuals.

The bargain purchase gain arising from the acquisition was recognized as follows:

Total Voice
December 31, 2019
Consideration transferred	2,215
Other net assets, including PPE and cash	57
Intangible assets –– Customer portfolio (a)	518
Intangible assets –– Digital platform (b)	3,919
Gain for bargain purchase	2,479
Taxes on bargain purchase	(843)
Net amount for bargain purchase	1,636

The gain on bargain purchase, recorded in a separate caption in the statement of profit or loss, resulted from the fact that most of the compensation of the former shareholders that remained as employees is to be paid in form of future compensation, linked to continuous employment.

Current tax legislation allows deductibility of the fair value of net assets acquired when a non-substantive action is taken after the acquisition by the Company and, therefore, the tax and accounting basis of the net assets acquired are equal to the acquisition date. In this regard, for the acquired businesses where the Company considers merging the acquiree, with the right to deductibility of the amortization or depreciation of the net assets acquired, no deferred income tax was recorded in these financial statements on the acquisition date.

(a) The fair value of R$518 includes the effect of allocation of the customer portfolio owned by the company before the acquisition, calculated based on the discounted cash flow.

(b)   The fair value of R$3,919 includes the effect of allocating the capacity to generate future revenue according to the potential of the existing platform, calculated based on the discounted cash flow.

The assessment techniques are summarized below:

Acquired assets	evaluation technique
Intangible asset – Allocation of the costumer portfolio and digital platform

Income Approach: The GEMP Method (Multi-Period Excess Earnings) assumes that the fair value of an intangible asset is equal to the present value of the cash flow attributable to that asset, less the contribution of other assets, tangible or intangible.

  COVID-19

As a result of the global outbreak of COVID-19, unprecedented economic uncertainties have arisen that continue to have an adverse impact on global economic and market conditions, including in Brazil. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, and the Brazilian Federal Government declared a national emergency regarding COVID-19. In addition, state and municipal authorities in Brazil have suspended a number of economic activities as part of measures to mitigate the spread of the virus.

The global impact of the COVID-19 outbreak has evolved rapidly and presents material uncertainty and risk regarding the Company’s future performance and financial results. In response to the COVID-19 outbreak, the Company has implemented a number of measures aimed at safeguarding the health of employees and the stability of operations, including: (1) the implementation of a telecommuting regime; (2) restrictions on all business travel and the postponement or cancellation of other planned events or their shift to virtual-only experiences; and (3) the provision of a utility grant to assist employees with the increased cost of electricity, internet and other expenses resulting from remote work arrangements.

The COVID-19 pandemic is also having an impact on the behavior of the Company’s customers (and potential customers) as it is accelerating its digitization plans, which creates opportunities, especially for IP-based messaging product offerings (like WhatsApp).